ALAMEDA CONTRA-COSTA MEDICAL ASSOCIATION
COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS





FINANCIAL STATEMENTS

for the years ended December 31, 1997 and 1996
PAGE

Firm: Coopers & Lybrand LLP
      A Professional Services Firm
Report of Independent Auditors

To the Unitholders and Supervisory Committee of
Alameda-Contra Costa Medical Association Collective
Investment Trust for Retirement Plans:

We have audited the accompanying statements of assets and liabilities of the funds comprising Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans, including each Fund's schedule of investments as of December 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

Coopers & Lybrand LLP
San Francisco, California
February 13, 1998

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
ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 1997

ASSETS                      International  Growth      Value       Balanced   Long-          Short-
                            Value Equity   Equity      Equity                 Intermediate   Intermediate Short-Term
                                                                              Fixed Income   Fixed Income Income Fund
Investments, at cost        1,604,837      3,086,877   22,632,206  3,895,535  3,932,027      4,178,661    3,526,057

Investments, at value       1,928,396      3,975,011   29,108,676  5,673,524  4,087,721      4,209,279    3,531,204
Receivable-units sold           2,319         14,434      185,623     12,909    100,633          1,927       17,696
Receivable-securities sold          0              0      105,007    510,554          0              0            0
Accrued dividends
 and interest receivable        4,221          2,734       30,724     27,011     43,103         48,889       37,798
                            _________      _________   __________  _________  _________      _________    _________

      Total assets          1,934,936      3,992,179   29,430,030  6,223,998  4,231,157      4,260,095    3,586,698

LIABILITIES AND
NET ASSETS

Accrued expenses:
 Administration fees            2,706          5,872       42,983      9,116      6,128          6,373        5,158
 Professional fees              5,675         11,650       80,997     20,847     16,559         17,442       13,858
Payable-security purchases          0              0      140,541          0          0              0            0
Payable-redemption of units   201,728         77,207      844,763  1,202,861    199,876         88,375      606,132
                            _________      _________   __________  _________  _________      _________    _________
Total liabilities             210,109         94,729    1,109,284  1,232,824    222,563        112,190      625,148

Net assets                  1,724,827      3,897,450   28,320,746  4,991,174  4,008,594      4,147,905    2,961,550

Units outstanding             131,348        198,119    1,009,578    375,688    354,699        380,095      277,601

Net asset value per unit        13.13          19.67        14.90      13.29      11.30          10.91        10.67

NET ASSETS COMPOSED OF:
Paid-in capital             1,377,747      1,887,218    8,009,236  2,035,791  1,605,454      2,044,400    1,479,920
Accumulated undistributed
net investment income
(loss)                         17,855       (138,669)   1,306,822    619,624  1,954,495      2,000,977    1,539,128
Accumulated undistributed
net realized gains
(losses)                        5,666      1,260,767   12,528,218    557,770    293,551         71,910      (62,645)
Unrealized appreciation
(depreciation) on
investments                   323,559        888,134    6,476,470  1,777,989    155,394         30,618        5,147
                            _________      _________   __________  _________  _________      _________    _________
Net assets at value         1,724,827      3,897,450   28,320,746  4,991,174  4,008,594      4,147,905    2,961,550

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
ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

SCHEDULE OF INVESTMENTS

December 31, 1997

                                                Shares/
INTERNATIONAL EQUITY PORTFOLIO                  Face Value  Value
Cash and Cash Equivalents (7.78%)

  Wells Fargo Bank Deposit Account               149,984       149,984
  (cost 149,984)

American Depository Receipts (92.22%):

  Consumer Staples (19.12%):

    Allied Domecq                                  4,150        37,558
    BAT Industries                                 3,200        60,000
    Cadbury Schweppes                                950        39,306
    Compagnie General Des Eaux                     2,100        58,645
    Diageo Plc                                     1,500        56,812
    Heineken                                         100        17,413
    Nestle                                           790        59,282
    Unilever                                       1,150        39,675
                                                               _______
  Health (7.74%):                                              368,691

    Astra                                          2,333        38,494
    Novartis                                         683        55,490
    Rhone Poulenc                                  1,250        55,235
                                                               _______
  Consumer Durables (4.91%):                                   149,219

    Daimler Benz                                     530        38,293
    Fiat                                           7,455        56,382 <F1>
                                                                ______
  Process Industry (3.00%):                                     94,675

    Hoechst                                        1,650        57,854

  Consumer Discretionary (6.68%):

    Aktiebolaget Electrolux                          450        31,050
    Nintendo Ltd                                   3,150        38,764
    Sony Corp                                        650        58,987
                                                               _______
  Technology (2.13%):                                          128,801

    Matsushita Elec Indl                             270        41,040

PAGE

SCHEDULE OF INVESTMENTS, continued

December 31, 1997

INTERNATIONAL EQUITY PORTFOLIO, continued

American Depository Receipts (92.22%) continued

  Producer/Manufacturing (5.04%):

    General Electric                               5,550        36,436
    Mannesmann                                       120        60,666
                                                                ______
  Energy (12.13%):                                              97,102

    British Petroleum                                700        55,782
    ELF Aquitaine                                  1,030        60,384
    ENI Spa                                        1,020        58,204
    Royal Dutch Petroleum                          1,100        59,607
                                                               _______
  Telecommunications (5.05%):                                  233,977

    Alcatel Alsthom                                2,250        56,954
    Ricoh Ltd                                        650        40,494
                                                                ______
  Financial (20.37%):                                           97,448

    ABN AMRO Holdings                              1,900        37,050
    AXA-UAP                                        1,500        58,500
    Den Danske Bank                                  300        40,002
    Deutsche Bank                                    870        61,449
    HSBC Holdings                                    155        38,209
    Mitsui Marine & Fire Ins Ltd                     760        38,929
    Societe Generale Paris                         2,080        56,703
    Zurich Insurance Co                              650        62,034
                                                               _______
  Utilities (6.05%):                                           392,876

    Endesa S A                                     3,150        57,292
    National Power Plc                             1,500        59,437
                                                               _______
                                                               116,729

Total American Depository Receipts                           1,778,412
(cost 1,454,853)                                             _________


Total Investments held (cost 1,604,837)                      1,928,396

<F1>
non income producing security

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ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

SCHEDULE OF INVESTMENTS, continued

December 31,1997

                                               Shares/
GROWTH EQUITY PORTFOLIO                        Face Value  Value
Cash and Cash Equivalents (4.46%)

  Wells Fargo Bank Deposit Account             177,243       177,243
  (cost 177,243)

Common Stocks (95.54%):

  Automotive & Transport (6.83%):

    Magna International Inc                      1,850       116,204
    Southwest Airlines                           6,300       155,138
                                                             _______
  Healthcare (13.92%):                                       271,342

    Biochem Pharma Inc                           5,100       106,462 <F1>
    Elan PLC ADR                                 3,000       153,564 <F1>
    Forest Labs Inc                              2,200       108,489 <F1>
    Shared Medical Systems Corp                  2,800       184,800
                                                             _______
  Consumer Discretionary (12.50%):                           553,315

    Callaway Golf Co                             3,350        95,686
    Circus Circus Enterprise Inc                 3,475        71,238 <F1>
    Cognizant Corp                               3,300       147,263
    Manpower Inc                                 2,800        98,700
    Petsmart Inc                                11,600        84,100 <F1>
                                                             _______
  Technology (21.59%):                                       496,987

    Andrew Corp                                  4,100        98,400 <F1>
    E M C Corp MASS                              5,400       148,165 <F1>
    Mentor Graphics Corp                         9,900        95,911 <F1>
    Newbridge Networks Corp                      2,400        83,700 <F1>
    Nokia Corp                                   1,550       107,725
    Scientific Atlanta Inc                       5,500        92,125
    Symbol Technologies                          3,525       133,069
    Texas Instruments Inc                        2,200        99,000
                                                             _______
  Other Energy (3.37%):                                      858,095

    Readings & Bates Corp                        3,200       134,000 <F1>

SCHEDULE OF INVESTMENTS, continued

December 31, 1997

GROWTH EQUITY PORTFOLIO, continued

Common Stocks (95.54%), continued

  Producer Durables (13.66%):

    American Power Conversion Corp               4,800       113,400 <F1>
    Lexmark International Group Inc              3,600       136,800 <F1>
    Novellus Systems Inc                         2,200        71,089 <F1>
    Sensormatic Electrics Corp                   6,205       101,998
    Solectron Corp                               2,880       119,701 <F1>
                                                             _______
  Financial Services (16.61%):                               542,988

    Equitable Companies Inc                      3,300       164,175
    Green Tree Financial                         3,380        88,515
    MBIA Inc                                     2,100       140,307
    MBNA Corp                                    5,070       138,477
    Policy Management Systems Corp               1,850       128,692 <F1>
                                                             _______
  Utilities (7.06%):                                         660,166

    LCI International Inc                        5,500       169,125 <F1>
    Telephone and Data Sysyems Inc               2,400       111,750
                                                           _________
                                                             280,875

Total Common Stocks (cost 2,909,634)                       3,797,768
                                                           _________

Total investments held (cost 3,086,877)                    3,975,011

<F1>
non income producing security

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ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

SCHEDULE OF INVESTMENTS, continued

December 31, 1997
                                             Shares/
VALUE EQUITY PORTFOLIO                       Face Value   Value
Cash and Cash Equivalents (0.84%)

  Wells Fargo Bank Deposit Account             245,254         245,254
  (cost 245,254)

Common Stocks (99.16)%:

  Energy Minerals (4.61%):

    Ashland Inc                                  4,100         220,121
    Sun Company Inc                              5,300         222,934
    Tosco Corp                                   6,000         226,878
    Ultramar Diamond Shamrock                    6,700         213,563
    Unocal Corp                                 11,800         457,993
                                                             _________
  Industrial (3.08%):                                        1,341,489

    Global Marine Inc                           22,900         562,493 <F1>
    Jacobs Engineering Group Inc                 7,600         192,850 <F1>
    Pride International Inc                      5,600         141,400 <F1>
                                                               _______
  Producer Manufacturing (6.15%):                              896,743

    Coltec Industries Inc                       31,600         732,741 <F1>
    U S Industries Inc                          20,550         619,069
    Westinghouse Air Brake Co                    6,000         153,750
    Whitman Corp                                10,900         284,087
                                                             _________
  Process Industries (2.36%):                                1,789,647

    Burlington Industries Inc                   14,700         203,051 <F1>
    Fort James Corp                              3,400         130,050
    International Specialty Products Inc         9,200         137,430 <F1>
    Terra Industries Inc                        16,500         215,539
                                                               _______
  Non-Energy Minerals (2.43%):                                 686,070

    Lafarge Corp                                23,900         706,556

  Health Tecnology (1.21%):

    Biomet Inc                                  13,700         351,062

December 31, 1997

VALUE EQUITY PORTFOLIO, continued

Common Stocks (99.16%), continued

  Commercial Services (1.26%):

    Fleming Companies Inc                       10,300         138,411
    Sysco Corp                                   5,000         227,815
                                                               _______
  Technology (2.75%):                                          366,226

    Avnet                                        2,100         138,600
    Ingram Micro Inc Cl A                       22,700         661,138 <F1>
                                                               _______
  Consumer (1.87%):                                            799,738

    Darden Restaurants                          12,800         160,000
    Tele-Comm Liberty Media                     10,600         384,250 <F1>
                                                               _______
  Retail (15.98%):                                             544,250

    American Stores                             23,800         489,399
    BJs Wholesale Club Inc                       3,500         109,812 <F1>
    Burlington Coat Factory Wharehouse           8,040         132,161
    Charming Shoppes Inc                        14,700          68,914 <F1>
    Costco Companies Inc                        10,000         446,250 <F1>
    Dayton Hudson Corp                           9,100         614,250
    Fingerhut Companies Inc                     15,800         337,725
    General Nutrition Companies Inc             26,200         890,800 <F1>
    K Mart Corp                                 20,500         235,750 <F1>
    Kroger Co                                   10,000         367,500 <F1>
    Meyer Fred Inc                               7,200         261,900 <F1>
    Officemax Inc                                9,800         139,650 <F1>
    Pier 1 Imports Inc                           9,600         217,200
    Sports Authority Inc                         4,400          64,900 <F1>
    TJX Companies Inc                            8,000         275,000
                                                             _________
                                                             4,651,211
  Health Services (1.97%):

    Novacare Inc                                11,100         145,687 <F1>
    Tenet Healthcare Corp                       12,900         427,313 <F1>
                                                               _______
                                                               573,000
PAGE

SCHEDULE OF INVESTMENTS, continued
December 31, 1997

VALUE EQUITY PORTFOLIO, continued

Common Stocks (99.16%), continued

  Transportation (4.47%):

    Illinois Central Corp                        6,900         235,035
    United Airlines                              2,000         185,000 <F1>
    U S Air Group Inc                           11,900         743,750 <F1>
    Yellow Corp                                  5,500         138,188 <F1>
                                                             _________
  Finance (21.58%):                                          1,301,973

    American Financial Group Holdings            3,300         133,033
    Bank New York Inc                            7,600         439,379
    Bear Stearns Companies Inc                   6,770         321,575
    City National Corp                           7,600         280,729
    Comdisco Inc                                 3,400         113,689
    Countrywide Industries Inc                   4,100         175,788
    Dime Bancorp Inc                             9,000         272,250
    Federal Home Loan Mortgage Corp             12,200         511,644
    First Security Corp                         10,300         431,312
    Fremont General Corp                         6,900         377,775
    Hibernia Corp Cl A                          20,100         379,388
    Huntington Bancshares Inc                    2,530          91,080
    Lehman Bros Holding Co                       5,500         280,500
    Old Republic International Corp             12,500         464,850
    Paine Webber Group Inc                      21,000         725,823
    Popular Inc                                  5,000         198,440
    Raymond James Financial Inc                  1,800          89,100
    Riggs National Corp Washington DC            4,500         120,937
    Ryder Systems Inc                           11,000         360,250
    USF&G Corp                                  23,300         514,068
                                                             _________
  Utilities (6.31%):                                         6,281,610

    Citizens Utilities Co                       10,058          96,808 <F1>
    Edison International                        26,900         731,357
    Midamerican Energy Holdings Co               9,900         217,800
    NGC Corp                                    12,800         224,000
    Pacificorp                                  10,500         286,786
    Utilicorp Unlimited Inc                      3,600         139,727
    Washington Water Power Co                    5,800         141,015
                                                             _________
                                                             1,837,493
PAGE
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SCHEDULE OF INVESTMENTS, continued

December 31, 1997

VALUE EQUITY PORTFOLIO, continued

Common Stocks (99.16%), continued

  Electronic Technology (4.47%):

    Data General Corp                           14,500         252,851 <F1>
    Gencorp Inc                                  9,500         237,500
    Mitel Corp                                  16,200         125,550 <F1>
    National Semiconductor Corp                  5,400         140,057 <F1>
    Quantum Corp                                 9,700         194,611 <F1>
    Western Digital Corp                        21,900         350,400 <F1>
                                                             _________
  Consumer Durables (8.31%):                                 1,300,969

    Chrysler Corp                               14,200         499,670
    Ford Motor Co                                9,800         475,917
    Furniture Brands International Inc           4,000          82,000 <F1>
    Hasbro Inc                                  15,600         491,400
    International Game Tech                     12,300         310,575
    Maytag Corp                                 10,400         388,055
    Volvo Aktiebolaget ADR B                     6,400         172,800
                                                             _________
  Consumer Non-Durables (10.35%):                            2,420,417

    Campbell Soup Co                            13,500         784,687
    Coca Cola Enterprises Inc                   29,400       1,045,552
    Coors Adolph Co Cl B                         5,500         182,875
    IBP Inc                                     23,600         494,137
    Reebok International Limited                 9,200         265,080 <F1>
    Universal Corp                               5,900         242,637
                                                             _________
                                                             3,014,968

Total Common Stocks (cost 22,386,952)                       28,863,422
                                                            __________

Total investments held (cost 22,632,206)                    29,108,676

<F1>
non income producing security

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
ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

SCHEDULE OF INVESTMENTS, continued

December 31, 1997
                                                Shares/
BALANCED PORTFOLIO                              Face Value    Value
Cash and Cash Equivalents (11.55%)

  Wells Fargo Bank Deposit Account              655,276          655,276
  (cost 655,276)

Common Stocks (62.99%):

  Automotive (1.42%):

    Ford Motor                                    1,000           48,563
    General Motors                                  500           30,375
    Raytheon                                         32            1,574
                                                                  ______
  Basic Industry (3.54%):                                         80,512

    Caterpiller Inc                               2,000           97,000
    Champion International                        1,000           45,313
    Deere & Co                                    1,000           58,250
                                                                 _______
  Capital Goods (5.41%):                                         200,563

    Black & Decker                                2,000           78,126
    General Electric                              2,000          146,750
    Minnesota Mining                              1,000           82,063
                                                                 _______
  Chemical (1.06%):                                              306,939

    E I Dupont                                    1,000           60,063

  Consumer (7.17%):

    Coca Cola                                       500           33,344
    Gillette                                      1,000          100,438
    H J Heinz                                     1,500           76,220
    McDonalds                                     1,000           47,750
    Pepsico                                       1,000           36,250
    Sara Lee                                      2,000          112,626
                                                                 _______
  Entertainment and Leisure (1.74%):                             406,628

    Walt Disney                                   1,000           99,000

SCHEDULE OF INVESTMENTS, continued

December 31, 1997

BALANCED PORTFOLIO, continued

Common Stocks (62.99%), continued

  Energy (6.32%):

    Chevron                                       1,000           77,000
    Diamond Offshore                                500           24,063
    Exxon                                         1,000           61,188
    Mobil Oil Corp                                  600           43,313
    Noble Drilling                                2,000           61,250 <F1>
    Norfolk & Southern                            3,000           91,500
                                                                 _______
  Healthcare (7.11%):                                            358,314

    American Home Products                        1,000           76,500
    Amgen                                         2,000          108,250
    Bristol Myers                                 1,000           94,625
    Warner Lambert                                1,000          124,188
                                                                 _______
  Finance/Insurance (9.58%):                                     403,563

    Aetna Life                                    1,000           70,563
    American Express                              2,000          178,500
    Bank America Corp                             2,000          146,000
    Federal National                              1,000           57,063
    Travelers Group                               1,695           91,318
                                                                 _______
  Retailers (3.90%):                                             543,444

    Costco                                        1,000           44,619 <F1>
    GAP Inc                                       3,000          106,314
    Nike Inc                                      1,000           39,063
    Toys-R-Us                                     1,000           31,438 <F1>
                                                                 _______
  Technology (9.21%):                                            221,434

    Bay Networks                                  1,000           25,625 <F1>
    EMC Corp                                      4,000          109,752 <F1>
    Hewlett Packard                               1,000           62,375
    Intel                                         2,000          140,500
    Silicon Graphics                              2,000           24,626 <F1>
    Sun Microsystems                              4,000          159,500 <F1>
                                                                 _______
                                                                 522,378

SCHEDULE OF INVESTMENTS, continued

December 31, 1997

BALANCED PORTFOLIO, continued

Common Stocks (62.99%), continued

  Transportation (2.11%):

    Boeing                                        1,500           73,407
    United Airlines Corp                            500           46,250 <F1>
                                                                 _______
  Utility (4.42%):                                               119,657

    AT&T                                          1,000           61,313
    Bell Atlantic                                 1,000           91,000
    Lucent Technologies                             324           25,880
    SBC Communications                            1,000           73,250
                                                                 _______
                                                                 251,443

Total Common Stocks (cost 1,834,670)                           3,573,936
                                                               _________

Corporate Debt Securities (16.39%):

  Financial (5.47%):

    Ameritech Cap, 6.125%, due 10-15-01         100,000          100,133
    Merrill Lynch, 8.300%, due 11-01-02         100,000          108,139
    Morgan Stanley, 7.115%, due 08-06-12        100,000          102,168
                                                                 _______
  Industrial (7.27%):                                            310,440

    BP Amer, 9.375%, due 11-01-00               100,000          108,340
    GTE Southwest, 6.000%, due 01-15-06         100,000           97,252
    IBM, 7.250%, due 11-01-02                   100,000          104,425
    North Telecom, 6.875%, due 10-01-02         100,000          102,445
                                                                 _______
  International (3.65%):                                         412,462

    ELF Aquitaine, 7.750%, due 05-01-99         100,000          102,170
    Quebec Province, 7.500%, due 07-15-02       100,000          104,643
                                                                 _______
                                                                 206,813

Total Corporate Debt Securities
(cost 906,462)                                                   929,715
                                                                 _______

SCHEDULE OF INVESTMENTS, continued

December 31, 1997

BALANCED PORTFOLIO, continued

U.S. Gov't & Agency Obligations (9.07%):

  U.S. Treasury Notes:
    6.500%, due 05-31-02                        200,000          205,876
    5.875%, due 11-30-01                        100,000          100,469
    6.500%, due 08-15-05                        100,000          104,344
    7.750%, due 12-31-99                        100,000          103,906
                                                               _________

Total U. S. Government (cost 499,127)                            514,595
                                                               _________


Total investments held  (cost 3,895,535)                       5,673,524

<F1>
non income producing security

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

SCHEDULE OF INVESTMENTS, continued

December 31, 1997
                                                Shares/
LONG-INTERMEDIATE FIXED INCOME PORTFOLIO        Face Value    Value
Cash and Cash Equivalents (12.33%)

  Money Market Account (2.79%):

    Wells Fargo Bank Deposit Account            114,114         114,114

  Commercial Paper (9.54%):

    Ford Motor, 5.950%, due 01-05-98            190,000         190,000
    GE Capital, 5.850%, due 01-20-98            200,000         200,000
                                                                _______
                                                                390,000
Total Cash & Cash Equivalents
(cost 504,114)                                                  504,114

Corporate Debt Securities (29.76%):

  Financial (7.56%):

    Associates Corp, 6.000%, due 12-01-02       100,000          98,983
    Banc One Corp, 7.625%, due 10-15-26         100,000         109,319
    Discover Credit, 9.000%, due 04-01-98       100,000         100,734
                                                                _______
  Industrial (19.52%):                                          309,036

    Atlantic Richfield, 8.550%, due 03-01-12    150,000         177,989
    Barrick Gold Corp, 7.500%, due 05-01-07     100,000         105,157
    Caterpillar, 8.100%, due 01-15-04           100,000         108,627
    GMAC, 6.869%, due 01-15-07                   80,000          80,675
    Transocean Offshore, 8.000%, due 04-15-27   100,000         113,100
    Westvaco Corp, 7.650%, due 03-15-27         100,000         106,584
    Xerox, 8.000%, due 02-01-27                 100,000         105,874
                                                                _______
  Retail (2.68%):                                               798,006

    Penney J C, 7.400%, due 04-01-37            100,000         109,555

Total Corporate Debt Securities
(cost 1,140,477)                                              1,216,597
                                                              _________

SCHEDULE OF INVESTMENTS, continued

December 31, 1997

LONG-INTERMEDIATE FIXED INCOME PORTFOLIO, continued

U.S. Gov't & Agency Obligations (57.91%):

  U.S. Treasury Obligations (42.19%)

   Bonds:
    zero coupon, due 05-15-05                    90,000          52,612
    7.250%, due 05-15-16                        200,000         227,688

   Notes:
    6.500%, due 05-31-01                        700,000         716,625
    7.000%, due 07-15-06                        120,000         129,563
    6.500%, due 05-31-02                        100,000         102,938
    5.000%, due 02-15-99                        200,000         198,562
    5.750%, due 08-15-03                        115,000         115,108
    6.250%, due 10-31-01                         75,000          76,312
    6.500%, due 05-15-05                         80,000          83,400
    7.250%, due 08-15-04                         20,000          21,619
                                                              _________
  Federal Home Loan Mortgage Notes (0.05%):                   1,724,427

    8.000%, due 03-15-20                            395             394
    10.500%, due 02-01-01                         1,597           1,695
                                                                  _____
  Federal National Mortgage Association                           2,089
  Pooled Notes (3.37%):
    9.000%, due 11-01-04                         11,237          11,740
    6.500%, due 12-01-27                         80,000          79,000
    7.950%, due 12-25-19                         46,242          46,906
                                                                _______
  Government National Mortgage                                  137,646
  Association Pooled Notes (12.30%):
    7.500%, due 05-15-07                         45,581          46,677
    7.500%, due 07-15-07                         30,507          31,241
    11.000%, due 07-15-15                        10,505          11,651
    12.000%, due 06-15-15                           982           1,119
    9.500%, due 09-15-19                         28,164          30,469
    9.000%, due 12-15-19                         26,853          28,716
    7.500%, due 05-15-26                        198,001         202,826
    8.500%, due 08-15-27                        142,671         149,849
                                                                _______
                                                                502,548

Total U.S. Government (cost 2,287,436)                        2,366,710
                                                              _________

Total investments held (cost 3,932,027)                       4,087,421

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

SCHEDULE OF INVESTMENTS, continued

December 31, 1997
                                                Shares/
SHORT-INTERMEDIATE FIXED INCOME PORTFOLIO       Face Value    Value
Cash and Cash Equivalents (2.12%)

  Wells Fargo Bank Deposit Account               89,358          89,358
  (cost 89,358)

Corporate Debt Securities (33,87%):

  Financial (25.98%):

    Associates Corp, 7.300%, due 06-28-99       150,000         153,108
    Bank America, 7.400%, due 10-25-27           98,596          99,543
    Chase Manhattan, 7.750%, due 11-01-99       150,000         154,121
    Chrysler Fin, 6.375%, due 01-28-00          100,000         100,479
    Equity Residential, 6.550%, due 11-15-01    100,000         100,055
    Ford Cap, 9.125%, due 05-01-98              100,000         100,992
    GE Cap, 7.200%, due 08-25-27                 89,468          90,180
    Int'l Lease, 6.375%, due 02-15-02           100,000         100,200
    Residential Fndg, 7.100%, due 09-25-27       90,723          91,253
    USL Cap, 8.125%, due 02-15-00               100,000         103,782
                                                              _________
  Retail (6.69%):                                             1,093,713

    Coca Cola, 7.000%, due 11-15-99              75,000          76,254
    Penney J C, 7.250%, due 04-01-02            100,000         103,528
    Sears, 6.860%, due 08-06-01                 100,000         101,900
                                                                _______
  Utilities (1.20%):                                            281,682

    Consol. Edison, 6.250%, due 04-01-98         50,000          50,039

Total Corporate Debt Securities
(cost 1,423,554)                                              1,425,434
                                                              _________
U.S. Gov't & Agency Obligations (64.01%):

  U.S. Treasury Notes (48.11%):
    5.000%, due 02-15-99                        100,000          99,281
    5.125%, due 12-31-98                        350,000         348,359
    5.750%, due 08-15-03                        400,000         400,376
    6.125%, due 07-31-00                        210,000         212,100
    6.125%, due 12-31-01                        100,000         101,344
    6.375%, due 03-31-01                        100,000         101,875
    6.750%, due 06-30-99                        250,000         253,907
    6.250%, due 04-30-01                        500,000         507,815
                                                              _________
                                                              2,025,057
PAGE

SCHEDULE OF INVESTMENTS, continued

December 31, 1997

SHORT-INTERMEDIATE FIXED INCOME PORTFOLIO, continued

U.S. Gov't & Agency Obligations (64.01%):
continued

  Federal Home Loan Mortgage Notes (2.01%):
    8.000%, due 03-15-20                            198             197
    7.000%, due 09-01-99                         83,811          84,384
                                                                _______
  Federal National Mortgage Association                          84,581
  Pooled Notes (9.79%):
    6.500%, due 10-01-10                        216,297         216,430
    6.167%, due 08-01-29                        195,690         195,629
                                                                _______
  Government National Mortgage Association                      412,059
  Pooled Notes (4.01%):
    10.000%, due 02-15-25                       155,378         172,790


Total U.S. Government (cost 2,665,749)                        2,694,487
                                                              _________

Total investments held (cost 4,178,661)                       4,209,279

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

SCHEDULE OF INVESTMENTS, continued

December 31, 1997
                                              Shares/
SHORT-TERM INCOME FUND                        Face Value    Value
Cash and Cash Equivalents (28.79%)

  Money Market Account (2.59$):

    Wells Fargo Bank Deposit Account             91,753          91,753

  Commercial Paper (26.20%):

    American Express, 6.000%, due 01-12-98      165,000         165,000
    American General, 5.830%, due 01-16-98      165,000         165,000
    CIT Group, 5.850%, due 01-20-98             165,000         165,000
    General Electric, 5.740%, due 01-20-98      165,000         165,000
    John Deere, 5.950%, due 01-12-98            165,000         165,000
    Prudential, 5.800%, due 01-07-98            100,000         100,000
                                                                _______
                                                                925,000
Total Cash & Cash Equivalents
(cost 1,016,753)                                              1,016,753

Corporate Debt Securities (33.37%):

  Financial (29.12%):

    Chrysler Finl, 6.500%, due 06-15-98         150,000         150,320
    Dean Witter, 6.000%, due 03-01-98           150,000         150,034
    Discover Credit, 9.000%, due 04-01-98       150,000         151,101
    First Union, 6.750%, due 01-15-98           175,000         175,026
    Ford Cap, 9.125%, due 05-01-98              100,000         100,992
    GMAC, 7.050%, due 02-02-98                  150,000         150,104
    Intl Lease, 7.000%, due 06-01-98            150,000         150,613
                                                              _________
  Utilities (4.25%):                                          1,028,190

    Consol Edison, 6.250%, due 04-01-98         150,000         150,119

Total Corporate Debt Securities
(cost 1,183,061)                                              1,178,309

U.S. Gov't & Agency Obligations (37.84%):

  U.S. Treasury Notes (11.32%):
    5.125%, due 04-30-98                        400,000         399,625
PAGE

SCHEDULE OF INVESTMENTS, continued

December 31, 1997

SHORT TERM INCOME FUND,
continued

U.S. Gov't & Agency Obligations (37.84%):
continued

Federal Home Loan Mortgage Notes (26.52%):

  5.760%, due 07-08-98                          425,000         425,132
  zero coupon, due 03-11-98                     325,000         321,626
  zero coupon, due 03-18-98                     192,000         189,759
                                                                _______
                                                                936,517

Total U.S. Government (cost 1,326,243)                        1,336,142
                                                              _________

Total investments held (cost 3,526,057)                       3,531,204

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS
STATEMENTS OF OPERATIONS
December 31, 1997

                            International  Growth     Value        Balanced   Long-          Short-
                            Value Equity   Equity     Equity                  Intermediate   Intermediate  Short-Term
                                                                              Fixed Income   Fixed Income  Income
Investment income:
  Interest income               5,811          5,612      87,960     126,922    279,494        284,278       197,432
  Dividend income              29,123 <F1>    18,246     341,233      48,569          0              0             0
                              _______        _______   _________   _________    _______        _______       _______
Total investment income        34,934         23,858     429,193     175,491    279,494        284,278       197,432

Expenses:
  Investment advisory fees     14,834         30,892     210,061      34,791     16,175         17,259        13,800
  Administration fees           7,285         19,793     125,993      26,414     20,483         21,854        16,934
  Consulting fees               2,460          6,764      43,042       9,223      3,679          3,889         2,943
  Custodian fees                2,035          5,262      34,232       7,156      5,388          5,736         4,718
  Legal fees                    2,629          7,461      46,295       9,642      7,864          8,354         6,422
  Audit fees                      635          1,737      11,011       2,307      1,802          1,922         1,489
  Insurance                       203            902       5,578       1,001      1,136          1,491           836
  Printing                         79            230       1,364         297        263            285           217
                              _______        _______   _________   _________    _______        _______       _______
Total expenses                 30,160         73,041     477,576      90,831     56,790         60,790        47,359

 Reimbursed/waived fees          (757)        (2,145)    (12,836)     (2,749)    (2,242)        (2,404)       (1,895)
                              _______        _______   _________   _________    _______        _______       _______
                               29,403         70,896     464,740      88,082     54,548         58,386        45,464

Fees paid indirectly           (1,873)        (4,550)    (31,913)       (848)         0              0             0
                              _______        _______   _________   _________    _______        _______       _______
Net expenses                   27,530         66,346     432,827      87,234     54,548         58,386        45,464
                              _______        _______   _________   _________    _______        _______       _______
Net investment income
 (loss)                         7,404        (42,488)     (3,634)     88,257    224,946        225,892       151,968

Realized and unrealized
 gain (loss) on investments

Net realized gain (loss)
 on securities sold            (1,505)       813,505   3,915,104     305,456     76,090        (21,572)       (5,347)

Unrealized appreciation
 (depreciation) on
 investments                  228,583        (78,654)  3,169,127     675,645     31,828         63,074        15,117
                              _______        _______   _________   _________    _______        _______       _______
Net realized and unrealized
 gain on investments          227,078        734,851   7,084,231     981,101    107,918         41,502         9,770
                              _______        ______    _________   _________    _______        _______       _______
Net increase in
net assets resulting
from operations               234,482        692,363   7,080,597   1,069,358    332,864        267,394       161,738

<F1>
Net of foreign taxes withheld in the amount of $4,528

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

STATEMENT OF CHANGES IN NET ASSETS

for the years ended December 31, 1997 and 1996


INTERNATIONAL EQUITY PORTFOLIO                            1997          1996
Increase (decrease) in net assets from operations:

 Net investment income                                      7,404       10,117
 Net realized gain (loss)                                  (1,505)       7,171
 Net unrealized appreciation                              228,583       88,295
                                                        _________    _________
  Net increase in net assets
  resulting from operations                               234,482      105,583

Increase in net assets from unitholder
 activity                                                 335,969      243,435
                                                        _________    _________

   Total increase in net assets                           570,451      349,018

Net assets, beginning of year                           1,154,376      805,358
                                                        _________    _________

Net assets, end of year                                 1,724,827    1,154,376


Undistributed net investment income included in net assets:

  Beginning of period                                      10,451          334

  End of period                                            17,855       10,451

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

STATEMENT OF CHANGES IN NET ASSETS

for the years ended December 31, 1997 and 1996


GROWTH EQUITY PORTFOLIO                                    1997          1996
Increase (decrease) in net assets from operations:

 Net investment loss                                      (42,488)      (36,937)
 Net realized gain                                        813,505       147,020
 Net unrealized appreciation (depreciation)               (78,654)      468,911
                                                        _________     _________
  Net increase in net assets
  resulting from operations                               692,363       578,994

Increase (decrease) in net assets from unitholder
 activity                                                (948,883)      213,779
                                                        _________     _________

   Total increase (decrease) in net assets               (256,520)      792,773

Net assets, beginning of year                           4,153,970     3,361,197
                                                        _________     _________

Net assets, end of year                                 3,897,450     4,153,970


Undistributed net investment loss included in net assets:

  Beginning of year                                       (96,181)      (59,244)

  End of year                                            (138,669)      (96,181)

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

STATEMENT OF CHANGES IN NET ASSETS

for the years ended December 31, 1997 and 1996


VALUE EQUITY PORTFOLIO                                    1997          1996
Increase (decrease) in net assets from operations:

 Net investment income (loss)                              (3,634)      179,491
 Net realized gain                                      3,915,104     2,583,986
 Net unrealized appreciation                            3,169,127       852,756
                                                       __________    __________
  Net increase in net assets
  resulting from operations                             7,080,597     3,616,233

Decrease in net assets from unitholder
 activity                                              (2,110,434)     (546,063)
                                                       __________    __________

   Total increase in net assets                         4,970,163     3,070,170

Net assets, beginning of year                          23,350,583    20,280,413
                                                       __________    __________

Net assets, end of year                                28,320,746    23,350,583


Undistributed net investment income included in net assets:

  Beginning of year                                     1,310,456     1,130,965

  End of year                                           1,306,822     1,310,456

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

STATEMENT OF CHANGES IN NET ASSETS

for the years ended December 31, 1997 and 1996


BALANCED PORTFOLIO                                         1997          1996
Increase (decrease) in net assets from operations:

 Net investment income                                     88,257        75,021
 Net realized gain                                        305,456        35,993
 Net unrealized appreciation                              675,645       448,358
                                                        _________     _________
  Net increase in net assets
  resulting from operations                             1,069,358       559,372

Increase (decrease) in net assets from unitholder
 activity                                                (686,802)      559,754
                                                        _________     _________

   Total increase in net assets                           382,556     1,119,126

Net assets, beginning of year                           4,608,618     3,489,492
                                                        _________     _________

Net assets, end of year                                 4,991,174     4,608,618


Undistributed net investment income included in net assets:

  Beginning of year                                       531,367       456,346

  End of year                                             619,624       531,367

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

STATEMENT OF CHANGES IN NET ASSETS

for the years ended December 31, 1997 and 1996


LONG-INTERMEDIATE FIXED INCOME PORTFOLIO                    1997          1996
Increase (decrease) in net assets from operations:

 Net investment income                                    224,946       258,487
 Net realized gain                                         76,090        53,493
 Net unrealized appreciation (depreciation)                31,828      (238,190)
                                                       __________     _________
  Net increase in net assets
  resulting from operations                               332,864        73,790

Decrease in net assets from unitholder
 activity                                              (1,057,034)      (63,438)
                                                       __________     _________

   Total increase (decrease) in net assets               (724,170)       10,352

Net assets, beginning of year                           4,732,764     4,722,412
                                                       __________     _________

Net assets, end of year                                 4,008,594     4,732,764


Undistributed net investment income included in net assets:

  Beginning of year                                     1,729,249     1,470,762

  End of year                                           1,954,195     1,729,249

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

STATEMENT OF CHANGES IN NET ASSETS

for the years ended December 31, 1997 and 1996


SHORT-INTERMEDIATE FIXED INCOME PORTFOLIO                   1997          1996
Increase (decrease) in net assets from operations:

 Net investment income                                    225,892       241,563
 Net realized gain (loss)                                 (21,572)       23,613
 Net unrealized appreciation (depreciation)                63,074      (104,511)
                                                         ________    __________
  Net increase in net assets
  resulting from operations                               267,394       160,665

Decrease in net assets from unitholder
 activity                                                (614,359)   (1,738,311)
                                                         ________    __________

   Total decrease in net assets                          (346,965)   (1,577,646)

Net assets, beginning of year                           4,494,870     6,072,516
                                                       __________    __________

Net assets, end of year                                 4,147,905     4,494,870


Undistributed net investment income included in net assets:

  Beginning of year                                     1,775,085     1,533,522

  End of year                                           2,000,977     1,775,085

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

STATEMENT OF CHANGES IN NET ASSETS

for the years ended December 31, 1997 and 1996


SHORT-TERM INCOME FUND                                      1997          1996
Increase (decrease) in net assets from operations:

 Net investment income                                    151,968       113,080
 Net realized gain (loss)                                  (5,347)        4,012
 Net unrealized appreciation (depreciation)                15,117       (17,432)
                                                        _________     _________
  Net increase in net assets
  resulting from operations                               161,738        99,660

Increase (decrease) in net assets from unitholder
 activity                                                (772,304)      906,691
                                                        _________     _________

   Total increase (decrease) in net assets               (610,566)    1,006,351

Net assets, beginning of year                           3,572,116     2,565,765
                                                        _________     _________

Net assets, end of year                                 2,961,550     3,572,116


Undistributed net investment income included in net assets:

  Beginning of year                                     1,387,160     1,274,080

  End of year                                           1,539,128     1,387,160

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT
TRUST FOR RETIREMENT PLANS

NOTES TO FINANCIAL STATEMENTS


1.  Organization:

The Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the Trust) is a collective investment trust which was established under the laws of the State of California by the Alameda-Contra Costa Medical Association (the Associaton) to be managed by a supervisory comittee with Wells Fargo Bank, National Assocation (Wells Fargo), acting as the custodial trustee (the Custodial Trustee) under a Declaration of Trust dated February 9, 1990. The Association is also administrator of the Trust pursuant to an Administrative Services agreement between the Trust and the Association. The Trust is registered with the Securities and Exchange Commission as an open-end diversified management investment company. Units of beneficial interest in the Portfolios (the Units) are sold without a sales charge and are available only to Retirement Plans.

The Trust offers seven investment Portfolios, each with a different investment objective, for the investment of funds held in retirement plans. The Prospectus for the Trust includes certain investment restrictions that cannot be changed for any portfolios without the approval of a majority of the outstanding units of that portfolio. The investment objectives of the Portfolios are as follows:

Capital Growth                Growth and Income     Fixed Income
International Value Equity    Value Equity          Long-Intermediate Fixed Income
Growth Equity                 Balanced              Short-Intermediate Fixed Income
                                                    Short-Term Income

2.  Summary of Significant Accounting Policies:

Security Valuation:

Investments for which market quotations are readily available are stated at market value, which is determined using the last reported closing price. Securities traded over-the-counter are stated at the last reported bid price or last current sales price, as applicable. United States government and agency obligations are valued at bid quotations from the Federal Reserve Bank for identical or similar obligations. Short-term money market instruments are valued at bid quotations or by reference to bid quotations for similar instruments of issuers with similar credit ratings. Debt securities with remaining maturities of 60 days or less are stated at amortized cost which approximates market value.
PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT
TRUST FOR RETIREMENT PLANS

NOTES TO FINANCIAL STATEMENTS, continued

2.  Summary of Significant Accounting Policies: continued

Security Transactions and Related Investment Income:

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The cost of securities sold is computed on an average cost basis.

Distributions:

The Trust does not declare and pay dividends on its investment income or distribute its realized gains. Income earned on assets in the portfolio is included in the total value of assets of that portfolio as are realized gains or losses from security transactions and unrealized appreciation or depreciation on securities held.

Fund Valuation:

The value of participating units, upon admission to or withdrawal from the Trust, is based upon the net asset value as of the current month end date. There are no transaction fees charged.

Taxation:

As a group trust organized for the collective investment of the assets of Retirement Plans, the Trust is exempt from income tax pursuant to Revenue Ruling 81-100 of the Internal Revenue
Service.

Accounting Estimates:

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Expense Allocation:

Common expenses are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets. In all other respects, expenses are charged directly to the Portfolios to which they relate.

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT
TRUST FOR RETIREMENT PLANS

NOTES TO FINANCIAL STATEMENTS, continued

3.  Investment Management and Administration:

Under the terms of the Declaration of Trust, the custodial trustee will maintain possession of the assets of the portfolios and perform certain other services. The custodial trustee will be paid a quarterly fee for these services as specified in the Declaration of Trust.

The Association will provide certain administrative and accounting services to the Trust in accordance with the terms of the Administrative Services Agreement. As compensation for its services, the Association is paid a quarterly fee at the annual rate of 45/100 of 1% of the aggregate fair market value of the assets of the combined portfolios determined as of the last business day of each calendar quarter, plus an additional $1,000 per month.

For the year ended December 31, 1997, administration expenses of $20,028 have been waived and legal expenses of $5,000 have been reimbursed.

Portfolio management services are provided by various
Investment Managers.  Information regarding the Investment
Managers is as follows:

Lazard Freres Asset Management: Lazard is responsible for the overall management of the International Value Equity Portfolio and is paid a quarterly management investment fee for its services to such Portfolio at the annual rate of 1.0% of the aggregate fair market value of the first $1,000,000 of the average monthly assets of such Portfolio and
 .75 of 1.0% of such assets in excess of $1,000,000, determined as of the last business day of each month.

The Burridge Group LLC: Burridge is responsible for overall management of the Growth Equity Portfolio and is paid a quarterly management investment fee for its services to such Portfolio at the annual rate of .75 of 1.0% of the aggregate fair market value of the first 10,000,000 of the average monthly assets of such Portfolio, .625 of 1.0% of the next 10,000,000, .50 of 1.0% of the next 20,000,000,
 .375 of 1.0% of the next 20,000,000 and .25 of 1.0% of the next 40,000,000 determined as of the last business day of each month.

Towneley Capital Management, Inc: Towneley is responsible for overall management of the Value Equity Portfolio and is paid a quarterly investment management fee for its services to such Portfolio at the annual rate of 1.0% of the aggregate fair market value of the first 10,000,000, .75 of 1.0% of the next 10,000,000 and .55 of 1.0%
of the balance of the average monthly assets of such Portfolio. The asset value is determined as of the last business day of each month. PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT
TRUST FOR RETIREMENT PLANS

NOTES TO FINANCIAL STATEMENTS, continued

3.  Investment Management and Administration: continued

Guardian Investment Management: Guardian is responsible for overall management of the Balanced Portfolio and is paid a quarterly investment management fee for its services to the Balanced Portfolio at the annual rate of 1.0% of the aggregate fair market value of the first $250,000 of the average monthly assets of such Portfolio and .60 of 1.0% of such assets in excess of $250,000, determined as of the last business day of each month.

Scudder Kemper Investments: Scudder is responsible for overall management of the Long-Intermediate Fixed Income Portfolio, the Short-Intermediate Fixed Income Portfolio and the Short-Term Income Fund and is paid a quarterly investment management fee for its services to these three Portfolios at the annual rate of .50 of 1.0% of the aggregate fair market value of the average monthly assets in these Portfolios, determined as of the last business day of the month.

4.  Brokerage Commissions Paid to Affiliated Brokers:

During the year ended December 31, 1997, the International Value Equity, Growth Equity, Value Equity and Balanced Portfolios paid $3,877, $9,080, $63,823 and $1,695, respectively to Paine Webber for commissions. A broker for Paine Webber is a consultant for the Trust.

5.  Expense Offset Arrangements:

For the year ended December 31, 1997, consulting expense amounts include a total of $39,184 that has been paid indirectly with brokerage commission dollars.

6.  Purchases and Sales of Investment Securities:

The aggregate cost of purchases and proceeds form sales of investments (excluding short-term and U.S. government securities) for the year ended December 31, 1997, were as follows:

                                                                               Long-         Short-
                         International  Growth     Value                   Intermediate   Intermediate   Short-Term
                            Equity      Equity     Equity       Balanced   Fixed Income   Fixed Income   Income Fund

Purchases                762,158        1,177,883  15,553,247   651,901    1,434,418      1,641,718              0

Proceeds                 249,339        2,099,894  16,769,071   153,627      905,886        465,250              0

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

NOTES TO FINANCIAL STATEMENTS, continued

6.  Purchases and Sales of Investment Securities: continued

The aggregate cost of purchases and proceeds from sales of U.S. government securities for the year ended December 31,
1997 were as follows:
                                                                               Long-         Short-
                         International  Growth     Value                   Intermediate   Intermediate   Short-Term
                            Equity      Equity     Equity       Balanced   Fixed Income   Fixed Income   Income Fund

Purchases                    0          0          0            201,340    4,006,580      1,451,250      3,183,326

Proceeds                     0          0          0            302,219    5,367,798      2,742,810      5,260,269

7.  Unit Activity:

At December 31, 1997, there was an unlimited number of no par value units authorized for the portfolios of the Trust.
Transactions in Trust units for the year ended December 31, 1997, are as follows:
                                                                                                              Long-
                                                                                                              Intermediate
                     International Equity  Growth Equity          Value Equity            Balanced            Fixed Income
                     Units    Amount      Units     Amount      Units     Amount      Units      Amount      Units     Amount
Sales                  2,463     31,100      5,942     110,406    72,980     986,085    29,856      377,543     3,625      39,589
Transfers from
 other portfolios     77,091    956,276     22,755     446,649   116,242   1,536,159    38,332      451,343    23,374     256,922
Redemptions          (38,162)  (493,904)   (23,605)   (439,545) (157,516) (2,134,511) (106,032)  (1,395,859) (101,053) (1,090,082)
Transfers to
 other portfolios    (13,177)  (157,503)   (55,668) (1,066,393) (189,907) (2,498,167)  (10,307)    (119,829)  (25,178)   (263,463)
                     _______   ________    _______  __________  ________  __________  ________   __________  ________  __________
Net increase
 (decrease)           28,215    335,969    (50,576)   (948,883) (158,201) (2,110,434)  (48,151)    (686,802)  (99,232) (1,057,034)

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS
NOTES TO FINANCIAL STATEMENTS, continued

7.  Unit Activity:, continued

At December 31, 1997, there was an unlimited number of no par value units authorized for the portfolios of the Trust.
Transactions in Trust units for the year ended December 31, 1997, are as follows:
                           Short-
                           Intermediate
                           Fixed Income              Short-Term Income
                           Units      Amount         Units      Amount
Sales                          4,184      44,070       32,443      338,182
Transfers from
 other portfolios             97,069   1,012,776       75,166      789,377
Redemptions                  (84,260)   (893,825)    (126,260)  (1,333,094)
Transfers to
 other portfolios            (73,781)   (777,380)     (54,103)    (566,769)
                             _______   _________     ________   __________

Net increase (decrease)      (56,788)   (614,359)     (72,754)    (772,304)

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

NOTES TO FINANCIAL STATEMENTS, continued

8.  Unit Activity:

At December 31, 1996, there was an unlimited number of no par value units authorized for the portfolios of the Trust.
Transactions in Trust units for the year ended December 31, 1996, are as follows:

                                                                                                          Long-
                                                                                                       Intermediate
                     International Equity  Growth Equity       Value Equity           Balanced         Fixed Income
                     Units    Amount      Units    Amount    Units    Amount      Units    Amount    Units    Amount
Sales                  4,862     50,296     11,537   179,702   62,757    638,900   26,755    274,491    5,446     54,793
Transfers from
 other portfolios     30,083    317,000     22,975   366,834   21,550    212,854   36,994    374,542   48,060    495,000
Redemptions           (1,286)   (14,345)    (9,054) (148,174) (66,409)  (707,360)  (8,306)   (89,279) (37,932)  (393,650)
Transfers to
 other portfolios    (10,350)  (109,516)   (12,316) (184,583) (66,434)  (690,457)       0          0  (21,484)  (219,581)
                      ______    _______    _______  ________  _______   ________   ______   ________   ______    _______
Net increase
 (decrease)           23,309    243,435     13,142   213,779  (48,536)  (546,063)  55,443    559,754   (5,910)   (63,438)

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS
NOTES TO FINANCIAL STATEMENTS, continued

8.  Unit Activity:, continued

At December 31, 1996, there was an unlimited number of no par value units authorized for the portfolios of the Trust.
Transactions in Trust units for the year ended December 31, 1996, are as follows:
                           Short-
                           Intermediate
                           Fixed Income              Short-Term Income
                           Units      Amount         Units     Amount
Sales                          8,209      82,714      33,054    331,027
Transfers from
 other portfolios                499       5,000      88,529    898,245
Redemptions                  (43,071)   (432,411)    (25,213)  (250,857)
Transfers to
 other portfolios           (137,620) (1,393,614)     (7,188)   (71,724)
                             _______   _________     _______   ________

Net increase (decrease)     (171,983) (1,738,311)     89,182    906,691

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

NOTES TO FINANCIAL STATEMENTS, continued

9.  Financial Highlights:

Financial highlights for each unit outstanding for the years ended
December 31, 1997, 1996 and the period December 1, 1995 (inception) through December 31, 1995, is as follows:

NOTE: Net investment income per share was determined by using average shares outstanding.

INTERNATIONAL EQUITY PORTFOLIO           1997          1996         1995

Net asset value, beginning of period       11.19        10.09        10.00

Net investment income                        .06          .10            0

Net realized and unrealized gain            1.88         1.00          .09
                                           _____        _____        _____

Total from investment operations            1.94         1.10          .09

Net asset value, end of period             13.13        11.19        10.09

Total Return                               17.34%       10.90%        0.90%


Ratios and Supplemental Data


Ratio of net investment income to
 average net assets                         0.48%        1.01%        0.04%

Portfolio turnover rate                    18.05%       40.54%           0%

Average commission rate per share         0.2179       0.0909       0.0600

Net assets at end of period (in 000's)     1,725        1,154          805

Ratio of expenses to average net assets     1.92% <F1>   2.02% <F1>   0.11%

Ratio of net expenses to average
   net assets                               1.80% <F2>   1.94% <F2>   0.11%

<F1>
Ratio has been calculated using the expense amount which excludes reimbursed and waived expenses and includes fees paid indirectly. If including all expenses, the ratio would be 1.97% for 1997 and remain unchanged for 1996.
<F2>
Ratio has been calculated using the net expense amount which excludes reimbursed and waived expenses and fees paid indirectly.

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

NOTES TO FINANCIAL STATEMENTS, continued

9.  Financial Highlights:

Financial highlights for each unit outstanding for each of the five years in the period ended December 31, 1997, are as follows:

NOTE: Net investment income per share was determined by using average shares outstanding.

GROWTH EQUITY PORTFOLIO                   1997          1996         1995     1994      1993

Net asset value, beginning of year          16.70        14.27        12.12    13.01     11.74

Net investment loss                          (.19)        (.14)        (.07)    (.11)     (.07)

Net realized and unrealized gain (loss)      3.16         2.57         2.22     (.78)     1.34
                                            _____        _____        _____    _____     _____

Total from investment operations             2.97         2.43         2.15     (.89)     1.27

Net asset value, end of year                19.67        16.70        14.27    12.12     13.01

Total Return                                17.78%       17.03%       17.74%   (6.84)%   10.82%


Ratios and Supplemental Data


Ratio of net investment income (loss)
  to average net assets                     (1.04)%       (.99)%       (.68)%   (.72)%    (.68)%

Portfolio turnover rate                     28.84%       28.97%       33.63%   52.49%    38.58%

Average commission rate per share          0.0802       0.0741       0.1339

Net assets at end of year (in 000's)        3,897        4,154        3,361    2,539     3,242

Ratio of expenses to average net assets      1.73% <F1>   1.84% <F1>   1.67%    1.86%     1.79%

Ratio of net expenses to average
  net assets                                 1.62% <F2>   1.77% <F2>   1.67%    1.86%     1.79%

<F1>
Ratio has been calculated using the expense amount which excludes reimbursed and waived expenses and includes fees paid indirectly. If including all expenses, the ratio would be 1.79% for 1997 and remain unchanged for 1996.
<F2>
Ratio has been calculated using the net expense amount which excludes reimbursed and waived expenses and fees paid indirectly.

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

NOTES TO FINANCIAL STATEMENTS, continued

9.  Financial Highlights:

Financial highlights for each unit outstanding for each of the five years in the period ended December 31, 1997, are as follows:

NOTE: Net investment income per share was determined by using average shares outstanding.

VALUE EQUITY PORTFOLIO                   1997         1996         1995      1994      1993

Net asset value, beginning of year        11.34         9.62         7.66      7.74      6.71

Net investment income (loss)                .00          .10          .12       .02       .06

Net realized and unrealized gain (loss)    3.56         1.62         1.84      (.10)      .97
                                          _____        _____       ______     _____     _____

Total from investment operations           3.56         1.72         1.96      (.08)     1.03

Net asset value, end of year              14.90        11.34         9.62      7.66      7.74

Total Return                              31.39%       17.88%       25.57%     (.99)%   15.37%


Ratios and Supplemental Data


Ratio of net investment income (loss)
 to average net assets                     (.01)%        .84%        1.15%      .70%     1.18%

Portfolio turnover rate                   63.25%       98.50%      103.58%   116.01%    65.85%

Average commission rate per share        0.0601       0.0601       0.1486

Net assets at end of year (in 000's)     28,321        23,351      20,280    16,825    15,518

Ratio of expenses to average net assets    1.78% <F1>   1.98% <F1>   1.82%     1.99%     1.99%

Ratio of net expenses to average
  net assets                               1.66% <F2>   1.78% <F2>   1.82%     1.99%     1.99%

<F1>
Ratio has been calculated using the expense amount which excludes reimbursed and waived expenses and includes fees paid indirectly. If including all expenses, the ratio would be 1.83% for 1997 and remain unchanged for 1996.
<F2>
Ratio has been calculated using the net expense amount which excludes reimbursed and waived expenses and fees paid indirectly.

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

NOTES TO FINANCIAL STATEMENTS, continued

9.  Financial Highlights:

Financial highlights for each unit outstanding for each of the five years in the period ended December 31, 1997, are as follows:

NOTE: Net investment income per share was determined by using average shares outstanding.

BALANCED PORTFOLIO                       1997         1996         1995      1994      1993

Net asset value, beginning of year        10.87         9.47         7.64      7.64      7.05

Net investment income                       .20          .02          .08       .34       .32

Net realized and unrealized gain (loss)    2.22         1.38         1.75      (.34)      .27
                                          _____        _____        _____     _____     _____

Total from investment operations           2.42         1.40         1.83         0       .59

Net asset value, end of year              13.29        10.87         9.47      7.64      7.64

Total Return                              22.26%       14.78%       23.91%      .03%     8.34%


Ratios and Supplemental Data


Ratio of net investment income to
 average net assets                        1.63%        1.88%        2.68%     3.09%     2.57%

Portfolio turnover rate                    9.16%        7.67%        6.30%     5.18%     4.75%

Average commission rate per share        0.1087       0.0825       0.1872

Net assets at end of year (in 000's)      4,991        4,609        3,489     2,486     2,854

Ratio of expenses to average net assets    1.62% <F1>   1.68% <F1>   1.47%     1.63%     1.63%

Ratio of net expenses to average
  net assets                               1.61% <F2>   1.66% <F2>   1.47%     1.63%     1.63%

<F1>
Ratio has been calculated using the expense amount which excludes reimbursed and waived expenses and includes fees paid indirectly. If including all expenses, the ratio would be 1.67% for 1997 and remain unchanged for 1996.
<F2>
Ratio has been calculated using the net expense amount which excludes reimbursed and waived expenses and fees paid indirectly.

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

NOTES TO FINANCIAL STATEMENTS, continued

9.  Financial Highlights:

Financial highlights for each unit outstanding for each of the five years in the period ended December 31, 1997, are as follows:

NOTE: Net investment income per share was determined by using average shares outstanding.

LONG-INTERMEDIATE FIXED INCOME PORTFOLIO 1997          1996        1995      1994      1993

Net asset value, beginning of year         10.43        10.27        8.71      9.16      8.39

Net investment income                        .57          .61         .34      1.08       .53

Net realized and unrealized gain (loss)      .30         (.45)       1.22     (1.53)      .24
                                           _____        _____       _____     _____     _____

Total from investment operations             .87          .16        1.56      (.45)      .77

Net asset value, end of year               11.30        10.43       10.27      8.71      9.16

Total Return                                8.34%        1.56%      17.93%    (4.93)%    9.19%


Ratios and Supplemental Data


Ratio of net investment income to
 average net assets                         5.28%        5.29%       5.53%     5.64%     5.44%

Portfolio turnover rate                   160.81%       17.30%       5.95%        0%    10.68%

Net assets at end of year (in 000's)       4,009        4,733       4,722     3,763     5,156

Ratio of expenses to average net assets     1.28% <F1>   1.44%       1.35%     1.49%     1.49%

<F1>
Ratio has been calculated using the expense amount which excludes reimbursed and waived expenses. If including all expenses, the ratio would be 1.33%.

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

NOTES TO FINANCIAL STATEMENTS, continued

9.  Financial Highlights:

Financial highlights for each unit outstanding for each of the five years in the period ended December 31, 1997, are as follows:

NOTE: Net investment income per share was determined by using average shares outstanding.

SHORT-INTERMEDIATE FIXED INCOME PORTFOLIO 1997        1996         1995      1994      1993

Net asset value, beginning of year        10.29        9.97         8.99      9.23      8.68

Net investment income                       .53         .49          .71       .69       .37

Net realized and unrealized gain (loss)     .09        (.17)         .27      (.93)      .18
                                          _____       _____        _____     _____     _____

Total from investment operations            .62         .32          .98      (.24)      .55

Net asset value, end of year              10.91       10.29         9.97      8.99      9.23

Total Return                               6.03%       3.21%       10.88%    (2.58)%    6.38%


Ratios and Supplemental Data


Ratio of net investment income to
 average net assets                        4.98%       4.63%        4.76%     4.78%     4.75%

Portfolio turnover rate                   69.25%      31.68%       19.21%        0%    25.60%

Net assets at end of year (in 000's)      4,148       4,495        6,073     6,182     7,575

Ratio of expenses to average net assets    1.29% <F1>  1.47%        1.37%     1.51%     1.47%

<F1>
Ratio has been calculated using the expense amount which excludes reimbursed and waived expenses. If including all expenses, the ratio would be 1.34%.

PAGE

ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

NOTES TO FINANCIAL STATEMENTS, continued

9.  Financial Highlights:

Financial highlights for each unit outstanding for each of the five years in the period ended December 31, 1997, are as follows:

NOTE: Net investment income per share was determined by using average shares outstanding.

SHORT-TERM INCOME FUND                    1997         1996       1995     1994      1993

Net asset value, beginning of year         10.20        9.82       9.33     9.10      8.91

Net investment income                        .45         .40        .39      .26       .32

Net realized and unrealized gain (loss)      .02        (.02)       .10     (.03)     (.13)
                                           _____       _____      _____    _____     _____

Total from investment operations             .47         .38        .49      .23       .19

Net asset value, end of year               10.67       10.20       9.82     9.33      9.10

Total Return                                4.61%       3.87%      5.33%    2.50%     2.10%


Ratios and Supplemental Data


Ratio of net investment income to
 average net assets                         4.34%       4.03%      4.11%    2.87%     3.60%

Portfolio turnover rate                    40.97%          0%

Net assets at end of year (in 000's)       2,962       3,572      2,566    2,716     2,120

Ratio of expenses to average net assets     1.30% <F1>  1.39%      1.38%    1.50%     1.59%

<F1>
Ratio has been calculated using the expense amount which excludes reimbursed and waived expenses. If including all expenses, the ratio would be 1.35%.

PAGE

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
The International Value Equity Portfolio

The Investment Manager of the International Value Equity Portfolio is Lazard Freres Asset Management. John R. Reinsberg is the Managing Director responsible for all International/Global investments. Prior to joining Lazard Freres Asset Management in 1991, Mr. Reinsberg was an Executive Vice President in charge of Global/International Investments at General Electric Investment Corporation. Mr. Reinsberg has a B.A. from the University of Pennsylvania, and an MBA from Columbia University.

Ronald J. Saba is the Portfolio Manager/Analyst responsible for the day-to-day management of the International Value Equity Portfolio. Prior to joining Lazard Freres Asset Management in 1996, Mr. Saba was s Senior Vice President, Portfolio Manager/Analyst for Brandes Investment Partners, Inc. Mr. Saba has a Bachelor of Commerce degree from McGill University, and an MBA from the University of Chicago.

The line graph below compares the performance of the International Value Equity Portfolio with the MSCI EAFE Index since the portfolio's inception. The chart assumes a $10,000 investment in the portfolio and charts that performance over each year since inception. Unlike the International Value Equity
Portfolio, the MSCI EAFE Index is unmanaged and does not incur any operating expenses. If such expenses had been applied to the index, its performance would have been lower than that which is reflected in the graph.

NOTE:  Past performance is not predictive of future performance.
Date            MSCI EAFE Index   Growth Equity Portfolio
12/01/95        10,000            10,000
12/31/95        10,405            10,090
12/31/96        11,067            11,190
12/31/97        11,264            13,134

The annualized total returns for the International Value Equity
Portfolio are shown below:
Period              Return
One Year            17.34%
Since inception     13.99%

The continuing financial crisis in Asia dominated world economic news this past quarter. Currency devalution and sharp market declines contributed to negative U.S. dollar returns of over -60% in several Asian emerging markets during the period. The crisis also affected developed equity markets, with the largest drops seen in Hong Kong and Japan which produced negative U.S. dollar returns of -20% and -30% respectively. U.S. and European markets fared much better, though the crisis did affect those markets. As a result, the MSCI EAFE index of international returns was down sharply during the quarter. However our International ADR portfolio defended very well and soundly outperformed the index during the period. For the full year 1997, our International ADR portfolio strongly outperformed the MSCI EAFE index and produced a very solid return in absolute terms as well. The major contributors to our good performance were the lack of emerging market investments, few investments in Japan, and strong bottom-up stock selection.

It is also noteworthy that we achieved this solid performance with an annual portfolio turnover of approximately 16%. This low turnover is evidence of our strict adherence to the investment philosophy of purchasing financially productive businesses at inexpensive valuations. By investing our clients' capital in high conviction, long-term value investments, we hope to achieve solid long-term returns. The resulting low turnover also has the added benefit of minimizing the tax impact for taxable accounts.

In all likelihood, the unfolding situation in Asia will continue to overshadow world equity markets over the near term. What we are now seeing is the culmination of a period of excess in the banking and capital markets in that region. Over the past few years, high levels of economic growth attracted large capital inflows. Unfortunately, the result was imprudent bank lending, excessive capital spending, excess capacity, and a glut of real estate and overvaluation of financial assets in the region. Compounding this were structural issues of less than truly transparent and equitable economic systems, or to coin the term, the existence of "crony capitalist", and inappropriate monetary policies. Accordingly, this pattern of uneconomic allocation of resources and capital destruction has resulted in bankruptcies, local banks being saddled with bad debts and major drops in equity prices and currencies in the emerging markets of Asia. Most observers, such as the OECD, are predicting that the Asian crisis will impact world economic growth in the near term. It is also likely that the crisis and resulting effect on Asian imports and exports will have a varying near-term impact on a wide variety of businesses around the world.

As long-term, bottom-up value investors, we do not base our investment decisions on macroeconomic predictions. However it is safe to say that with the potential for a slowing in world growth, pricing flexibility and the ability to produce unit growth may prove more difficult for businesses around the world in the next twelve months. Nonetheless, efficiently run, sound businesses that create a good return on capital, without the benefit of strong top-line growth, should continue to prosper. At Lazard we have all along been investing in such value creating businesses at inexpensive valuations. We are confident that the consistent application of this investment philosophy will result in good investment returns to our clients over the long-term.


The Growth Equity Portfolio

The Burridge Group LLC, is the Investment Manager of the Growth Equity Portfolio. Christopher Fleming is the individual charged with day-to-day management. Mr. Fleming has been managing the Growth Equity Portfolio since 1994. Mr. Fleming has fifteen years of experience as a security analyst and portfolio manager. With generalist analyst experience, Mr. Fleming has a depth of knowledge and experience in the capital goods, finance, consumer non-durable, insurance, recreation and energy industries. Immediately prior to joining The Burridge Group, LLC, Mr. Fleming spent five years as co-manager of the Institutional Equities Group of Harris Associated, L.P., in Chicago. Mr. Fleming conducted research and shared responsibility for the management of $800 million in institutional equity portfolios. Mr. Fleming also spent three years at Oppenheimer Capital, L.P., New York, as a member of the Investment Committee and Equity Research Committee with portfolio management responsibility for institutional and high net worth accounts. He started his career at the United Bank of Denver, where he was an analyst and portfolio manager. Mr. Fleming's education includes: a Juris Doctorate; a Master's degree in Business Administration; and a Bachelor's degree in Finance from the University of Denver. He also received a Master's degree of Science from the London School of Economics and is a Chartered Financial Analyst.

The line graph below compares the performance of the Growth
Equity Portfolio with the S&P 500 Index since the portfolio's inception. The chart assumes a $10,000 investment in the portfolio and charts that performance over each year since inception. Unlike the Growth Equity Portfolio, the S&P 500 Index is unmanaged and does not incur any operating expenses. If such expenses had been applied to the index, its performance would have been lower than that which is reflected in the graph.

NOTE:  Past performance is not predictive of future performance.
Date            S&P 500 Index     Growth Equity Portfolio
9/30/92         10,000            10,000
12/31/92        10,510            11,741
12/31/93        11,560            13,007
12/31/94        11,711            12,120
12/31/95        16,095            14,268
12/31/96        19,808            16,703
12/31/97        26,416            19,672

The annualized total returns for the Growth Equity Portfolio are shown below:
Period              Return
One Year            17.78%
Since inception     13.75%


1997 was a frustrating year for small and mid cap managers. After a slow start both small and mid cap managers experienced outstanding results from May through September. In our own case we not only made up all of the lost ground from earlier in the year, but by September 30, our equity results were ahead of our benchmarks, the Russell Midcap Growth Index, and the S & P 500 made up primarily of large cap issues. However, when the Asia crisis burst upon the scene, investors immediately retreated back to large cap issues at the expense of small and mid cap issues. Thus we, as well as other small and mid cap managers, gave back significant performance in the fourth quarter.

In terms of earnings, 1997 was a strong year for small and mid cap companies. In contrast to a modest slowdown in the rate of earnings increases for large cap companies, mid and small caps enjoyed continued strong earnings growth of 15% to 20% or more for most companies. In the third quarter, 84% of our companies met or exceeded the consensus estimates of Wall Street analysts. Going into 1998 the outlook for mid and small cap stocks remains favorable as the stocks are generally selling at discounts to their growth rates and are less exposed to southeast Asia and other currency problems. In other words, once investor concerns over southeast Asia subside, investors should look to buying the best values in the market, as was the case in May through September.

The Value Equity Portfolio

The Investment Manager of the Value Equity Portfolio is Towneley Capital Management, Inc. Wesley G. McCain, Towneley Capital Management's chairman, directs the investment of the Value Equity Portfolio in collaboration with a staff of 25 professional and administrative personnel. Dr. McCain, who holds a doctoral degree from Stanford University and Master's degree from Columbia and Stanford, was formerly on the faculty of the Graduate School of Business of Columbia University. He is also a Chartered Financial Analyst. Dr. McCain founded Towneley Capital Management in 1971 and has managed the Value Equity Portfolio since July of 1990.

Kathy A. O'Connor, Vice President and Portfolio Manager, has been working closely with Dr. McCain in managing the portfolio. Ms. O'Connor, who has been an analyst and portfolio manager with Towneley Capital Management, Inc. since 1987, holds a Master's degree in Business Administration from Babson College, a Bachelor's degree in Business from the University of Massachusetts, and is a Chartered Financial Analyst.

The line graph below compares the performance of the Value Equity
Portfolio with the S&P 500 Index since the portfolio's inception.
The chart assumes a $10,000 investment in the portfolio and charts that performance over each year since inception. Unlike the Value Equity Portfolio, the S&P 500 Index is unmanaged and does not incur any operating expenses. If such expenses had been applied to the index, its performance would have been lower than that which is reflected in the graph.

NOTE:  Past performance is not predictive of future performance.
Date           S&P 500 Index       Value Equity Portfolio
7/31/90        10,000              10,000
12/31/90        9,424               9,618
12/31/91       12,303              11,660
12/31/92       13,246              13,162
12/31/93       14,570              15,183
12/31/94       14,760              15,032
12/31/95       20,285              18,875
12/31/96       24,965              22,244
12/31/97       33,293              29,227

The annualized total returns for the Value Equity Portfolio are shown below:
Period              Return

One Year            31.39%
Five Years          17.29%
Since inception     15.57%

Towneley Capital Management pursued its strategy of selecting individual stocks based on their rank in the firm's quantitative comparative valuation model. In this process, exposure to industry sectors is a result of purchases and sales of positions in specific companies rather than a planned approach driven by economic forecast. Nevertheless, some degree of industry concentration may occur. In 1997, the market, as measured by most equity market indexes, had strong returns. The equity market strength was due, in large part, to extreme performance in a few sectors, notably technology and finance. We are value equity managers and, therefore, we rebalance into undervalued securities when market momentum creates extreme valuations in some sectors. We continue to have a significant weight in the finance, retail trade and consumer non-durable sectors. The finance sector continues to benefit from low interest rates and technological improvements. During the year, we reduced our weight in the energy minerals sector as the market created extreme valuations.


The Balanced Portfolio

The Investment Manager of the Balanced Portfolio is Guardian Investment Management. The individuals charged with the responsibility of managing the portfolio are Robert M. Tomasello and Donald L. Hansen, who are partners of the firm. Both partners were Investment Managers from the Bank of America prior to forming the firm in 1976. Mr. Tomasello holds a Bachelor's degree in Finance from the University of San Francisco and an Master's degree in Business Administration from Golden Gate University. Mr. Hansen has his bachelor's degree from the University of Iowa and attended the Harvard Management Workshop.

Mr. Tomasello is primarily involved with equity selection of the portfolio while Mr. Hansen is involved with the fixed income selections. Both partners share equal responsibility for sector weightings and place emphasis in this analysis when deciding equity and fixed income decisions.

The line graph below compares the performance of the Balanced
Portfolio with the S&P 500 Index and the Merrill Lynch 3-5 Year
Treasuries Index since the portfolio's inception. The chart assumes a $10,000 investment in the portfolio and charts that performance over each year since inception. Unlike the Balanced
Portfolio, the S&P 500 Index and the Merrill Lynch 3-5 Year
Treasuries Index are unmanaged and do not incur any operating expenses. If such expenses had been applied to the indices, their performance would have been lower than that which is reflected in the graph.

NOTE:  Past performance is not predictive of future performance.
Date         Merrill Lynch 3-5 Year    S&P 500    Balanced
             Treasury Index            Index      Portfolio
7/31/90      10,000                    10,000     10,000
12/31/90     10,516                     9,424      9,468
12/31/91     12,110                    12,303     11,211
12/31/92     13,006                    13,246     11,803
12/31/93     14,178                    14,570     12,785
12/31/94     13,790                    14,760     12,790
12/31/95     16,013                    20,285     15,848
12/31/96     16,583                    24,966     18,192
12/31/97     17,914                    33,294     22,242

The annualized total returns for the Balanced Portfolio are shown below:
Period             Return
One Year           22.26%
Five Years         13.52%
Since inception    11.37%

The objective of the Balanced Portfolio is to be invested in a weighting of a maximum of 60% to 65% in equities and 35% to 40% in fixed income investments. Cash instruments are included in the fixed income allocation. However, maximum cash reserves are to be 10% at any one time of the fixed portion of the portfolio.

Because of strict parameters for the Balanced Portfolio, the Investment Manager attempts to achieve the highest rate of return for the least amount of risk. The equity portion of the portfolio is well diversified in every sector of the S&P 500 Index. Guardian's approach to outperforming the S&P 500 Index is centered on over-weighting sectors of the market that have higher earnings growth potential or equities that represent significant value given their current market valuation. The fixed income strategy is to own bonds that have maturities less than ten years with ratings of A or better by the major services.

The 1997 performance was again, as in 1996, competitive with the indexes because of a large weighting in financial stocks and good results in technology holdings. The financial sector was 15% of the equity account. The portfolio turnover was, by all fund standards, extremely low averaging around 10% for the year.
Fixed income maturities stayed within 10 years and performed equally to the bond indexes. Equities stayed at about 65% of the portfolio, which is within the parameters of the fund.


The Long-Intermediate Fixed Income Portfolio

The Investment Manager of the Long-Intermediate Fixed Income Portfolio is Scudder Kemper Investments, Inc. Kristin L. Bradbury has been charged with the day-to-day management of the portfolio. Ms. Bradbury is a Vice President of Scudder Kemper Investments and has been associated with the firm since July of 1993.
She is a Chartered Financial Analyst with more than ten years of investment industry experience.

The line graph below compares the performance of the Long-
Intermediate Fixed Income Portfolio with the Lehman Aggregate
Index since the portfolio's inception. The chart assumes a $10,000 investment in the portfolio and charts that performance over each year since inception. Unlike the Long-Intermediate
Fixed Income Portfolio, the Lehman Aggregate Index is unmanaged and does not incur any operating expenses. If such expenses had been applied to the index, its performance would have been lower than that which is reflected in the graph.

NOTE:  Past performance is not predictive of future performance.

              Lehman Aggregate        Long-Intermediate
Date          Bond Index              Fixed Income Portfolio
7/31/90       10,000                  10,000
12/31/90      10,451                  10,450
12/31/91      12,123                  11,996
12/31/92      13,020                  12,763
12/31/93      14,290                  13,936
12/31/94      13,872                  13,249
12/31/95      16,436                  15,624
12/31/96      17,029                  15,862
12/31/97      18,673                  17,185

The annualized total returns for the Long-Intermediate Fixed
Income Portfolio are shown below:
Period             Return
One Year           8.34%
Five Years         6.14%
Since inception    7.58%

The portfolio's guidelines stipulate that all securities must be rated A or better, the maximum allowable investment per issuer (other than Government-related issues) is 5%, the weighted average maturity must be between 7 and 12 years, and collateralized mortgage obligations are limited to 15% of the total portfolio.

1997 was an excellent year for the U.S. bond market. Despite strong economic growth, inflation remained benign throughout the year. After raising the Federal Funds rate by 25 basis points in March, the Federal Reserve found it unnecessary to pursue further interest rate hikes for the remainder of the year.

During the second half of the year, economic woes in Southeast Asia began to take center stage. As these woes deteriorated, investors favored the "safe haven" of U.S. Treasury securities. Corporate bonds were unable to keep pace with the strong price gains of Treasuries. In addition, longer maturity securities outperformed shorter maturity securities.

The Long-Intermediate Fixed Income Portfolio began the year with an average maturity of 9.0 years which was shortened to 8.3 years by the close of 1997. It is slightly shorter than the Index, which has an average maturity of 8.7 years.

The Portfolio is well diversified across U.S. Treasuries, corporate and mortgage backed securities. As of December 31, 1997, investments in U.S. Treasury securities totaled 42% of the Portfolio, while corporate bonds and mortgage-related securities comprised nearly 28% and 18% respectively, of the portfolio.
In order to accommodate potential cash outflows, approximately 12% of the Portfolio was invested in cash equivalent securities.

The interest rate decline in 1997 reduced the portfolio's yield to maturity to 6.2% at year-end, comparedto 6.6% at the start of the year. The Average quality of the portfolio was AA+ at year end.

The Short-Intermediate Fixed Income Portfolio

The Investment Manager of the Short-Intermediate Fixed Income
Portfolio is Scudder Kemper Investments, Inc. Kristin L. Bradbury has been charged with the day-to-day management of the portfolio.

Ms. Bradbury is a Vice President at Scudder Kemper Investments and has been associated with the firm since July of 1993.
She is a Chartered Financial Analyst with more than ten years of investment industry experience.

The line graph below compares the performance of the Short-
Intermediate Fixed Income Portfolio with the Merrill Lynch 1-5
Year Government/Corporate Bond Index since the portfolio's inception. The chart assumes a $10,000 investment in the portfolio and charts that performance over each year since inception. Unlike the Short-Intermediate Fixed Income Portfolio, the Merrill Lynch 1-5 Year Government/Corporate Bond Index is unmanaged and does not incur any operating expenses. If such expenses had been applied to the index, its performance would have been lower than that which is reflected in the graph.

NOTE:  Past performance is not predictive of future performance.

                  Merrill Lynch 1-5 Year      Short-Intermediate
                  Government/Corporate        Fixed Income
Date              Bond Index                  Portfolio
7/31/90           10,000                      10,000
12/31/90          10,463                      10,382
12/31/91          11,818                      11,583
12/31/92          12,626                      12,285
12/31/93          13,519                      13,069
12/31/94          13,441                      12,735
12/31/95          15,174                      14,120
12/31/96          15,871                      14,566
12/31/97          17,007                      15,444

The annualized total returns for the Short-Intermediate Fixed
Income Portfolio are shown below:
Period               Return
One Year             6.03%
Five Years           4.68%
Since inception      6.04%

The investment objective for the Short-Intermediate Fixed Income Portfolio is to provide current income. The Portfolio operates under similar guidelines as the Long-Intermediate Fixed Income
Portfolio, the main exception being that the allowable weighted average maturity is between 2 and 5 years. The shorter maturity results in less volatility over extended time periods, relative to the Long-Intermediate Fixed Income Portfolio. This is illustrated by the difference in returns between the two portfolios in 1997. The average maturity of the Portfolio was
3.0 years as of December 31, 1997, up slightly from 2.9 years at the beginning of the year.

The yield to maturity of the Portfolio increased to 6.0% as of December 31, 1997, down from 6.1 at the beginning of the year. Despite the decline in interest rates, portfolio yield maintained roughly the same level due to an increased allocation to corporate bonds. Corporate bonds comprised 27% of the portfolio at year-end, compared to 10% at the beginning of the year.

As of December 31, 1997, cash reserves represented 2% of the Portfolio. Short-term U.S. Treasury securities supplement the cash position in order to provide for potential cash outflows. U.S. Treasury holdings comprise nearly 50% of the portfolio. Portfolio quality remained AAA throughout the year.

The Short-Term Income Fund

The Investment Manager of the Short-Term Income Fund is Scudder Kemper Investments, Inc. Kristin L. Bradbury has been charged with the day-to-day management of the portfolio. Ms. Bradbury is a Vice President of Scudder Kemper Investments and has been associated with the firm since July of 1993. She is a Chartered Financial Analyst with more than ten years of investment industry experience.

The line graph below compares the performance of the Short-
Term Income Fund with the Merrill Lynch 182 Day Treasury Bill
Index since the portfolio's inception. The chart assumes a $10,000 investment in the portfolio and charts that performance over each year since inception. Unlike the Short-Term Income
Fund, the Merrill Lynch 182 Day Treasury Bill Index is unmanaged and does not incur any operating expenses. If such expenses had been applied to the index, its performance would have been lower than that which is reflected in the graph.

NOTE:  Past performance is not predictive of future performance.


                  Merrill Lynch 182 Day       Short-Term
Date              Treasury Bill Index         Income Fund
7/31/90           10,000                      10,000
12/31/90          10,357                      10,294
12/31/91          11,101                      10,821
12/31/92          11,575                      11,180
12/31/93          11,968                      11,414
12/31/94          12,433                      11,700
12/31/95          13,246                      12,324
12/31/96          13,949                      12,790
12/31/97          14,726                      13,380

The annualized total returns for the Short-Term Income Fund are shown below:
Period               Return
One Year             4.61%
Five Years           3.67%
Since inception      4.01%

The Portfolio's guidelines stipulate that, under normal circumstances, at least 80% of the investments will have a stated maturity of 13 months or less. All securities must be rate A or better. The stated objective of this Portfolio is to provide a high level of current income with equal emphasis on stability and liquidity of principal.

To this end, 38% of the Portfolio was invested in U.S. Treasury securities as of December 31, 1997. 29% was held in cash equivalents to accommodate potential cash flows. Highly rated corporate bonds represented the remaining third of the portfolio. The yield-to-maturity was 5.8% and the weighted average maturity was just under 2 1/2 months.